Exhibit 10.87

AMENDMENT NO. 1 TO

TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement is entered into as of April 1, 2009 (the “Amendment”) by and between certain of the investors set forth on Schedule 1 (the “Investors”) of the Securities Purchase Agreement, dated January 20, 2009 (the “Agreement”), which Investors constitute the Majority Investors, and Anesiva, Inc. (the “Company”). All capitalized terms not defined herein shall have the respective meanings set forth in the Agreement.

RECITALS

Whereas, the Company and Investors are parties to the Agreement.

Whereas, pursuant to Section 12.7 of the Agreement, any term of the Agreement may be amended with the written consent of the Company and the Majority Investors.

Whereas, the Company is in the process of undertaking the rights offering as contemplated in Section 7.10 of the Agreement (the “Rights Offering”).

Whereas, the Investors wish to amend the Agreement to provide for the integration of rights of the purchasers in the Rights Offering and the rights of the Investors.

NOW, THEREFORE, for consideration duly received and acknowledged as adequate by the Investors, the parties agrees as follows:

1. The following is hereby added to Section 7.10 of the Agreement:

“In the event not all of the principal amount of Securities offered in a rights offering (“Rights Securities”) are purchased by the Company’s stockholders (who are not Investors) and an Investor chooses to purchase a portion of the principal amount of such remaining Rights Securities, such Investor may purchase up to its pro rata amount of the principal amount of Rights Securities not purchased by the stockholders. For the purposes of this Section 7.10, an Investor’s pro rata amount is equal to the amount of the remaining Rights Securities multiplied by a fraction, the numerator of which is the principal amount of Securities issued pursuant to this Agreement held by such Investor and the denominator of which is the total principal amount of Securities issued pursuant to this Agreement held by all Investors.”

2. The Agreement is hereby amended to include Section 8.16 as follows:

“8.16 Pari Passu Treatment. The Investors agree that in the event: (i) the Company pays the Securities prior to the maturity of the Rights Securities, (ii) a Change of Control occurs, (iii) the Investors foreclose on or enforce their security interest in the Collateral securing the Securities, or (iv) the Securities are accelerated due to an Event of Default and such acceleration is not annulled within 30 days after written notice of the Event of Default, then (a) for purposes of the security interest in the Collateral and priority of payment, the holders of the Rights Securities and the Investors shall be treated on a pari passu basis, and

(b) if there is insufficient funds to make payment in full to the holders of the Rights Securities and the Investors, then the available assets and/or consideration shall be distributed among the holders of the Rights Securities and the Investors ratably in proportion to the full amounts to which they otherwise respectively would be entitled.”

3. The Agreement is hereby amended to include Section 8.17 as follows:

“8.17 Prepayment of Rights Securities. Except with the prior written approval of the Majority Investors, the Company shall not repay the Rights Securities prior to their maturity date, except in the event of an acceleration of the Rights Securities as a result of a change of control or event of default, as those terms are defined in the rights offering documentation to be filed with the Securities and Exchange Commission.”

4. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of the Investors under the Agreement, as in effect prior to the date hereof.

5. On or after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such to be deemed a reference to the Agreement as amended hereby.

6. This Amendment shall be governed by and construed according to the laws of the State of California, without regard to conflict of law principles thereof.

7. Unless otherwise defined, all initially capitalized terms in this Amendment shall have the respective meanings set forth in the Agreement.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ANESIVA, INC.

By:	/s/ Michael L. Kranda
Title:	President and CEO

SOFINNOVA VENTURE PARTNERS VII, L.P.

By:	Sofinnova Management VII, L.L.C.
Its General Partner

By:	/s/ Michael F. Powell
Michael F. Powell, Managing General Partner

INTERWEST PARTNERS VIII, LP

INTERWEST INVESTORS VIII, LP

INTERWEST INVESTORS Q VIII, LP

By:	InterWest Management Partners VIII, LLC,
General Partner

/s/ Arnold L. Oronsky
By:	Arnold L. Oronsky, Managing Director

ALTA CALIFORNIA PARTNERS III, L.P.

By:	Alta California Management Partners III, LLC

By:	/s/ Daniel Janney
Managing Director

ALTA EMBARCADERO PARTNERS III, LLC

By:	/s/ Hilary Strain
Vice President of Finance & Administration

ALTA PARTNERS VIII, LP

By:	Alta Partners Management VIII, LLC

By:	/s/ Daniel Janney
Managing Director

CMEA VENTURES VII, L.P.

By:	CMEA Ventures VII GP, L.P.,
Its General Partner

By:	CMEA Ventures VII GP, LLC,
Its General Partner

By:	/s/ Karl Handelsman
Name:	Karl Handelsman
Title:	Manager

CMEA VENTURES VII (PARALLEL), L.P.

By:	CMEA Ventures VII GP, L.P.,
Its General Partner

By:	CMEA Ventures VII GP, LLC,
Its General Partner

By:	/s/ Karl Handelsman
Name:	Karl Handelsman
Title:	Manager